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                                                                  EXHIBIT 10.104


                                 AMENDMENT NO. 2
                    TO THE MASTER LOAN AND SECURITY AGREEMENT

                  Amendment No. 2, dated as of November 6, 2000 (this "Amendment"), to the Master Loan and Security Agreement, dated as of December 30, 1999 (as previously amended, supplemented or otherwise modified, the "Existing Loan Agreement", and as amended hereby and as further amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), between DORAL FINANCIAL CORPORATION (the "Borrower"), and MORGAN STANLEY DEAN WITTER MORTGAGE CAPITAL INC. (formerly MORGAN STANLEY MORTGAGE CAPITAL INC.) (the "Lender").

                                    RECITALS

                  The Borrower and the Lender are parties to the Existing Loan Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

                  The Borrower and the Lender have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended to modify the LTV representation with respect to Agency Eligible Mortgage Loans which are FHA insured.

                  Accordingly, the Borrower and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

                  SECTION 1. Amendments.

                  1.1 Section 1.01 of the Existing Loan Agreement is hereby amended by deleting the definition of "Applicable Collateral Percentage" in its entirety and substituting in lieu thereof the following new definition:

                  "Applicable Collateral Percentage" shall mean:

                  (A) prior to the occurrence of a Downgrade Trigger, (i) with respect to Agency Eligible Mortgage Loans (other than an FHA insured Mortgage Loan), 98%, (ii) with respect to Agency Eligible Mortgage Loans which are FHA insured Mortgage Loans and which have an LTV less than or equal to 98.75%, 98%, (iii) with respect to Agency Eligible Mortgage Loans which are FHA insured Mortgage Loans and which have an LTV greater than 98.75% but less than 100%, 95%, (iv) with respect to Non-Agency Mortgage Loans which are First Lien Mortgage Loans, 97%, (v) with respect to Non-Agency Mortgage Loans which are Second Lien Mortgage Loans, 90%, and with respect to Delinquent Mortgage Loans, 85%; and

                  (B)      on or after the occurrence of a Downgrade Trigger,
         (i) with respect to Agency Eligible Mortgage Loans (other than an FHA insured Mortgage Loan), 96%, (ii) with respect to Agency Eligible Mortgage Loans which are FHA insured Mortgage Loans and which have an LTV less than or equal to 98.75%, 96%, (iii) with respect to Agency

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         Eligible Mortgage Loans which are FHA insured Mortgage Loans and which have an LTV greater than 98.75% but less than 100%, 92%, (iv) with respect to Non-Agency Mortgage Loans which are First Lien Mortgage Loans, 94%, (v) with respect to Non-Agency Mortgage Loans which are Second Lien Mortgage Loans, 85%, and with respect to Delinquent Mortgage Loans, 75%."

                  1.2 Schedule 1 of the Existing Loan Agreement is hereby amended by deleting paragraph (o) thereof in its entirety and substituting in lieu thereof the following new paragraph (o):

                           "(o)     LTV; CLTV. No Agency Eligible Mortgage Loan
                  (other than an FHA insured Mortgage Loan, a VA guaranteed Mortgage Loan, a Mortgage Loan originated in compliance with Fannie Mae eligibility requirements or a Mortgage Loan which is covered by a PMI Policy acceptable to the Lender in its sole discretion) has an LTV greater than 80%. No Agency Eligible Mortgage Loan that is a VA guaranteed Mortgage Loan has an LTV greater than 97%. No Agency Eligible Mortgage Loan that is originated in compliance with Fannie Mae eligibility requirements has an LTV greater than 97%. No Agency Eligible Mortgage Loan that is FHA Insured has an LTV greater than 100%. No Agency Eligible Mortgage Loan which is covered by a PMI Policy acceptable to the Lender in its sole discretion has an LTV greater than 95%. No Non-Agency Mortgage Loan has a CLTV greater than 85%."

                  SECTION 2. Conditions Precedent. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

                  2.1 Delivered Documents. On the Amendment Effective Date, the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

                           (a) Amendment. This Amendment, executed and delivered by a duly authorized officer of the Borrower and the Lender; and

                           (b) Other Documents. Such other documents as the Lender or counsel to the Lender may reasonably request.

                  2.2 No Default. On the Amendment Effective Date, (i) the Borrower shall be in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrower pursuant to
Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default shall have occurred and be continuing on such date.


                  SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default has occurred or

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is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.

                  SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that reference therein and herein to the "Loan Documents" shall be deemed to include, in any event, (i) the Existing Loan Agreement, (ii) Amendment No. 1 to the Master Loan and security Agreement, (iii) this Amendment,
(iv) the Note, (v) the Custodial Agreement and (vi) the Blocked Account Agreement. Each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

                  SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered as of the day and year first above written.


                                     BORROWER

                                     DORAL FINANCIAL CORPORATION



                                     By  /s/ Mario S. Levis
                                        ------------------------------
                                        Name:
                                        Title:


                                     LENDER

                                     MORGAN STANLEY DEAN WITTER
                                     MORTGAGE CAPITAL INC. (FORMERLY
                                     MORGAN STANLEY MORTGAGE
                                     CAPITAL INC.)



                                     By /s/ Marc Flamino
                                        ------------------------------
                                        Name:  Marc Flamino
                                        Title: Vice President